Exhibit 8(x)(ii)

                                AMENDMENT TO FUND
                             PARTICIPATION AGREEMENT
                                      AMONG
                             ALLIANCEBERNSTEIN L.P.,
                      ALLIANCEBERNSTEIN INVESTMENTS, INC.,
                    JEFFERSON NATIONAL SECURITIES CORPORATION
                                       and
                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

      For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Fund Participation Agreement for Class A Shares among the above referenced parties, dated May 1, 2006, as amended (the "Agreement"), as follows:

      1. The first "Wheras" clause is hereby amended to include a reference to File No. 333-124048.

      2. All other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative effective as of May 1, 2008.

                            ALLIANCEBERNSTEIN L.P.

                            By: _____________________________________
                            Name:
                            Title:

                            ALLIANCEBERNSTEIN INVESTMENTS, INC.

                            By: _____________________________________
                            Name
                            Title

                            JEFFERSON NATIONAL SECURITIES CORPORATION

                            By: _____________________________________
                            Name:  Craig A. Hawley
                            Title: General Counsel & Secretary



                            JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                            By: _____________________________________
                            Name:  Craig A. Hawley
                            Title: General Counsel and Secretary

                                AMENDMENT TO FUND
                             PARTICIPATION AGREEMENT

      THIS PARTICIPATION AGREEMENT AMENDMENT is made and entered into as of March 8, 2008 by and among Jefferson National Securities Corporation (Contracts Distributor), Jefferson National Life Insurance Company ("Insurer"), AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.) ("Adviser") and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.) ("Distributor").

      WHEREAS, the parties have entered into a Participation Agreement for Class B Shares dated as of May 1, 2006, (the "Agreement"); and

      WHEREAS, the parties now desire to amend that Agreement as follows:

            1. Schedule A of the Agreement is updated to include the list of available Portfolios as attached.

            2. The first "Whereas" clause of the Agreement is hereby amended to include File No. 333-124048.

            3. All other terms of the Agreement shall remain in full force and effect.

            NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby amend the Agreement as reflected above.

            IN WITNESS WHEREOF, the undersigned authorized representatives have executed this Participation Agreement Amendment as of the date set forth above.

Jefferson National Life                         AllianceBernstein L.P.
Insurance Company

By:____________________________                 By:____________________________
Name: Craig A. Hawley                           Name:
Title: General Counsel & Secretary              Title:

Jefferson National Securities                   AllianceBernstein Investments,
Corporation                                     Inc.

By:  ______________________                     By:____________________________
Name: Craig A. Hawley                           Name:
Title: General Counsel & Secretary              Title:

                                   SCHEDULE A
                                   ----------
                          Effective as of March 1, 2008

PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Small/Mid-Cap Value Portfolio - Class B
AllianceBernstein International Value Portfolio - Class B
AllianceBernstein International Growth Portfolio - Class B
AllianceBernstein Small Cap Growth Portfolio - Class B